MUNIVEST
PENNSYLVANIA
INSURED
FUND





FUND LOGO





Annual Report

October 31, 1995






This report, including the financial information herein, is transmitted to the shareholders of MuniVest
Pennsylvania Insured Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred
Shares to provide Common Shareholders with a poten-tially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders.

MuniVest Pennsylvania
Insured Fund
Box 9011
Princeton, NJ
08543-9011





MUNIVEST PENNSYLVANIA INSURED FUND


The Benefits and
Risks of
Leveraging

MuniVest Pennsylvania Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevail-ing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Shares will be reduced or eliminated completely.
At the same time, the market value of the fund's Common Shares
(that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.





DEAR SHAREHOLDER


For the year ended October 31, 1995,
the Common Shares of MuniVest
Pennsylvania Insured Fund earned
$0.748 per share income dividends,
which included earned and unpaid
dividends of $0.063. This represents a
net annualized yield of 5.80%, based
on a month-end net asset value of
$12.91 per share. Over the same
period, the total investment return on
the Fund's Common Shares was
+19.44%, based on a change in per
share net asset value from $11.54 to
$12.91, and assuming reinvestment of
$0.753 per share income dividends.

For the six-month period ended Octo-
ber 31, 1995, the total investment
return on the Fund's Common Shares
was +8.84%, based on a change in per
share net asset value from $12.24 to
$12.91, and assuming reinvestment of
$0.369 per share income dividends.

For the six-month period ended
October 31, 1995, the Fund's Auction
Market Preferred Shares had an aver-
age yield of 3.92%.

The Environment
After losing momentum through the
second calendar quarter of 1995, it
now appears that the US economic
expansion has resumed. Gross domes-
tic product growth for the three
months ended September 30 was
reported to be 4.2%, higher than gen-
erally expected. September durable
goods orders increased a surprisingly
strong 3%, and existing home sales
rose to a near-record level. At the
same time, there is evidence that infla-tionary pressures remain subdued.
Reflecting the trend of renewed eco-
nomic growth--and continued good
news on the inflation front--the
Federal Reserve Board signaled no
near-term shift in monetary policy
following its September meeting.
Thus, official interest rates may not
be reduced further in the imme-
diate future.

Another significant development has
been the strengthening of the US
dollar relative to the yen and the
Deutschemark. Improving interest
rate differentials favoring the US
currency, combined with coordinated
central bank intervention and more
positive investor sentiment, have
helped to bolster the dollar in foreign
exchange markets. Other factors that
appear to be improving the US dollar's
outlook in the near term are a pick-up
in capital flows to the United States
and the prospect of increased capital
outflows from Japan. However, it
remains to be seen if the US dollar's
strengthening trend can continue
without significant improvements in
the US budget and trade deficits.

In the weeks ahead, investor interest
will continue to focus on US economic
activity. Clear signs of a moderate,
noninflationary expansion could fur-
ther benefit the US stock and bond
markets. In addition, should the cur-
rent Federal budget deficit reduction
efforts now underway in Washington
prove successful, the implications
would likely be positive for the US
financial markets.

The Municipal Market
Tax-exempt bond yields continued to
decline during the six-month period
ended October 31, 1995. As measured
by the Bond Buyer Revenue Bond
Index, the yield on uninsured, long-
term municipal revenue bonds fell
30 basis points (0.30%) to end the
October period at approximately
6.00%. While tax-exempt bond yields
have declined dramatically from their
highs one year ago, municipal bond
yields have exhibited considerable
yield volatility on a weekly basis.
In recent months, tax-exempt bond
yields have fluctuated by as much as
20 basis points on a week-to-week
basis. US Treasury bond yields have
displayed similar volatility, but the
extent of their decline has been
greater. By the end of October, long-
term US Treasury bond yields had
declined almost 100 basis points to
6.33%. Proposed Federal tax restruc-
turing continued to weigh heavily on
the tax-exempt bond market. Thus far
in 1995, US Treasury bond yields
have declined approximately 150 basis
points. Municipal bond yields have
fallen approximately 95 basis points
as the uncertainty surrounding any
changes to the existing Federal
income tax structure has prevented
the municipal bond market from
rallying as strongly as its taxable
counterpart.

A general view of a moderately
expanding domestic economy, suppor-
ted by a very favorable inflationary
environment, allowed interest rates to
significantly decline from their recent
highs in November 1994. However, this
decline was not a smooth downward
curve. Conflicting economic indicators
were released during recent months
that have prevented a clear consensus
regarding the near-term direction of
interest rates from being reached. The
resultant uncertainty has promoted
more of a saw-toothed pattern as inter-
est rate declines were repeatedly
interrupted by indications of stronger-
than-expected economic growth.
As these concerns were overcome by
subsequent weaker economic releases,
interest rate declines have resumed.
These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the
Federal Reserve Board have occurred.

However, the municipal bond market's
technical position remained sup-
portive throughout recent quarters.
Approximately $82 billion in long-term
municipal securities were issued dur-
ing the six months ended October 31,
1995. While this issuance is virtually
identical to underwritings during the
October 31, 1994 quarter, tax-exempt
bond issuance over the last 12 months
remained approximately 25% below
comparable 1994 levels. The muni-
cipal bond market should maintain
this positive technical position well
into 1996. Annual issuance for 1995
is now projected to be approxi-
mately $140 billion, significantly less
than last year's already low level of
$162 billion. Projected maturities and
early redemptions for the remainder
of 1995 and throughout 1996 will lead
to a continued decline in the total
outstanding municipal bond supply
throughout 1996 and, perhaps, into
1998 should new bond issuance
remain at historically low levels.

Despite the municipal bond market's
relative underperformance compared
to the US Treasury market thus far in
1995, the extent of the tax-exempt
bond market's rally was nonetheless
quite impressive. Municipal bond
yields have fallen 135 basis points
from their highs reached in November
1994 and municipal bond prices rose
accordingly. Most tax-exempt products
recouped almost all of the losses
incurred in 1994 and are well on their
way to posting double-digit total
returns for all of 1995. This relative
underperformance so far in 1995 pro-
vided long-term investors with the
rare opportunity to purchase tax-
exempt securities at yield levels near
those of taxable securities.

Additionally, many of the factors that
led to the relative underperformance
of the tax-exempt bond market thus
far in 1995, namely investor concern
regarding Federal budget deficit
reductions and proposed changes in
the Federal income tax structure, are
nearing resolution. The Federal
budget reconciliation process has
already begun, and may be essentially
completed by year-end. Recent public
opinion polls suggest that the major-
ity of American taxpayers prefer the
existing Federal income tax system
compared to proposed changes, such
as the flat tax or national sales tax.
In an upcoming election year, neither
party is likely to advocate a clearly
unpopular position, particularly one
that can be expected to negatively
impact the Federal budget deficit reduc-tion program through reduced tax revenues. As these factors are resolved, we believe that much of the resistance that the municipal bond market met this year should dissipate.
This should allow municipal bond yields
to significantly decline from current
levels in order to return to more normal historic yield relationships.

Portfolio Strategy
As interest rates continued to move
lower at the beginning of May, our
strategy of adding lower-coupon,
longer-maturity issues to the portfolio
continued to enhance price appre-
ciation to the Fund's net asset value.
Economic releases during the second
quarter of 1995 confirmed our belief
that the economy was indeed slowing
and the potential of an ease in inter-
est rates by the Federal Reserve
Board was a real possibility.

In July, the Federal Reserve Board cut
the Federal Fund's target rate by 25
basis points. While the cut was not
significant in size, it did indicate the probable end to any further interest rate increases which had taken a severe toll on the performance of the credit markets during the preceding
12 months.

The economic soft landing that inves-
tors hoped for came into question
during the third quarter of this year
as the economy produced stronger-
than-expected results. This caused a
temporary rise in yields as investors
feared renewed inflationary pressure
along with renewed growth.

The bounce back in economic growth
seems to be waning as we move into
the fourth quarter of 1995. Consumers
have curtailed their spending and con-
tinue to be extremely price conscious
in the purchase of goods, which has
produced the lowest level of inflation
in many years. As a result, we are
anticipating a continued decline in
interest rates during the remainder
of 1995.

Issuance in Pennsylvania has declined
on a year-over-year basis as has issu-
ance on a national level. The decline
in issuance helped relative value for
shareholders but also made it more
difficult to find the aggressively struc-tured bonds that would be the strong-est performers in a declining interest rate environment.

In Conclusion
We appreciate your ongoing interest
in MuniVest Pennsylvania Insured
Fund, and we look forward to assist-
ing you with your financial needs in
the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Vice President



(James C. Cahill)
James C. Cahill
Portfolio Manager


November 24, 1995




We are pleased to announce that
James C. Cahill is responsible for the
day-to-day management of MuniVest
Pennsylvania Insured Fund. Mr. Cahill
has been employed by Merrill Lynch
Asset Management, L.P. (an affiliate of
the Fund's investment adviser) since
1994 as Vice President and Portfolio
Manager. Prior thereto, he was employed
by the Prudential Insurance Company.

Officers and
Trustees

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Transfer Agent

Common Shares:
The Bank of New York
101 Barclay Street
New York, New York 10286

Preferred Shares:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

NYSE Symbol
MVP



PROXY RESULTS

During the six-month period ended October 31, 1995,
MuniVest Pennsylvania Insured Fund Common Shareholders
voted on the following proposals. The proposals were
approved at a special shareholders' meeting on
September 8, 1995. The description of each proposal
and number of shares voted are as follows:
                                                                                             Shares Voted           Shares Voted
                                                                                                 For              Without Authority
1. To elect the Fund's Board of Directors        Herbert I. London                            3,549,906                80,029
                                                 Robert R. Martin                             3,551,340                78,595
                                                 Andre F. Perold                              3,551,076                78,859
                                                 Arthur Zeikel                                3,550,715                79,220

                                                                                   Shares Voted      Shares Voted     Shares Voted
                                                                                       For              Against         Abstain
2. To select Deloitte & Touche LLP as the Fund's independent auditors.              3,560,537            7,406          61,992

During the six-month period ended October 31, 1995, MuniVest Pennsylvania Insured Fund Preferred Shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 8, 1995.
The description of each proposal and number of shares voted are as follows:

                                                                                             Shares Voted          Shares Voted
                                                                                                 For             Without Authority
1. To elect the Fund's Board of Trustees:        James H. Bodurtha                               900                     0
                                                 Herbert I. London                               900                     0
                                                 Robert R. Martin                                900                     0
                                                 Joseph L. May                                   900                     0
                                                 Andre F. Perold                                 900                     0
                                                 Arthur Zeikel                                   900                     0

                                                                                   Shares Voted      Shares Voted     Shares Voted
                                                                                       For              Against         Abstain
2. To select Deloitte & Touche LLP as the Fund's independent auditors.                 900                 0               0

Portfolio
Abbreviations

To simplify the listings of MuniVest Pennsylvania Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
GO        Government Obligation Bonds
IDA       Industrial Development Authority
PCR       Pollution Control Revenue Bonds
UPDATES   Unit Priced Demand Adjustable
          Tax-Exempt Securities
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes
YCN       Yield Curve Notes




SCHEDULE OF INVESTMENTS                                                                                              (in Thousands)
                    S&P       Moody's     Face                                                                              Value
STATE               Ratings   Ratings    Amount                                   Issue                                   (Note 1a)
Pennsylvania--99.2% AAA       Aaa       $ 2,240    Abington, Pennsylvania, School District, Series AA, UT, 5.75%
                                                   due 5/15/2024 (c)                                                       $ 2,224

                    A1+       VMIG1++       100    Allegheny County, Pennsylvania, Hospital Devlopment Authority
                                                   Revenue Bonds (Presbyterian Health Center), VRDN, Series A, 3.85%
                                                   due 3/01/2020 (a) (b)                                                       100

                    AAA       Aaa         1,600    Altoona, Pennsylvania, City Authority, Water Revenue Bonds, Series A,
                                                   6.50% due 11/01/2019 (c)                                                  1,709

                    AAA       Aaa         2,940    Armstrong County, Pennsylvania, Hospital Authority, Health Center,
                                                   Revenue Refunding Bonds (Canterbury Place Project), 6.50%
                                                   due 12/01/2021 (b)                                                        3,072

                    AAA       Aaa         2,550    Blair County, Pennsylvania, Hospital Authority Revenue Bonds
                                                   (Altoona Hospital Project), 6.375% due 7/01/2013 (d)                      2,682

                    AAA       Aaa         1,000    Bucks County, Pennsylvania, IDA, Revenue Refunding Bonds (Grand
                                                   View Hospital), Series A, 5.25% due 7/01/2021 (d)                           928

                    AAA       Aaa         1,590    Bucks County, Pennsylvania, Water and Sewer Authority, Sewer System
                                                   Revenue Bonds, 6.75% due 12/01/2019 (c)                                   1,733

                    BBB+      Baa1        1,700    Delaware County, Pennsylvania, Hospital Authority Revenue Bonds
                                                   (Crozer--Chester), 6% due 12/15/2020                                      1,549

                    A1+       P1          2,000    Delaware County, Pennsylvania, IDA, PCR (BP Oil Inc. Project),
                                                   UPDATES, 4% due 12/01/2009 (a)                                            2,000

                    AAA       Aaa         2,000    Delaware County, Pennsylvania, IDA, PCR (Philadelphia Electric
                                                   Company Project), Series A, 7.375% due 4/01/2021 (d)                      2,272

                    AAA       Aaa         2,750    Hampton Township, Pennsylvania, School District Revenue Bonds, UT,
                                                   6.75% due 11/15/2004 (d) (g)                                              3,163

                    AAA       Aaa         3,280    Johnstown, Pennsylvania, Refunding Bonds, UT, 6.45% due 10/01/2019 (c)    3,473

                    AAA       Aaa         3,395    Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania
                                                   Power & Light Company Project), Series A, 6.40% due 11/01/2021 (b)        3,568

                    AAA       Aaa         3,000    Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue
                                                   Refunding Bonds (Pennsylvania Gas & Water Company Project), AMT,
                                                   Series A, 7% due 12/01/2017 (d)                                           3,316

                    AAA       NR*         1,200    Montgomery County, Pennsylvania, Higher Education and Health
                                                   Authority, Revenue Refunding Bonds (Saint Joseph's University),
                                                   6.50% due 12/15/2022 (h)                                                  1,268

                    AAA       Aaa         4,000    North Allegheny, Pennsylvania, School District Refunding Bonds,
                                                   Series A, UT, 6.35% due 11/01/2012 (d)                                    4,217

                    AAA       Aaa         3,000    North Penn, Pennsylvania, Water Authority Revenue Bonds,
                                                   7% due 11/01/2004 (c) (g)                                                 3,502

                    AAA       Aaa         1,000    Northeastern, Pennsylvania, Hospital and Educational Authority,
                                                   College Revenue Bonds, Guaranteed (Luzerne County Community College),
                                                   6.625% due 8/15/2015 (d)                                                  1,092

                    BBB       NR*         2,500    Northeastern, Pennsylvania, Hospital and Educational Authority,
                                                   University Revenue Refunding Bonds (Wilkes University),
                                                   5.625% due 10/01/2018                                                     2,308

                    BBB+      Baa1        2,500    Pennsylvania Economic Development Financing Authority, Wastewater
                                                   Treatment Revenue Bonds (Sun Company Inc.--R & M Project), AMT,
                                                   Series A, 7.60% due 12/01/2024                                            2,740

                    AAA       Aaa         2,500    Pennsylvania Intergovernmental Cooperative Authority, Special
                                                   Tax Revenue Bonds (City of Philadelphia Funding Program),
                                                   5.625% due 6/15/2023 (b)                                                  2,453

                                                   Pennsylvania State Higher Educational Assistance Agency Revenue
                                                   Bonds (Student Loan Revenue), AMT (d):
                    AAA       Aaa         2,000      Series A, 7.05% due 10/01/2016                                          2,142
                    AAA       Aaa         4,000      Series C, 7.15% due 9/01/2021                                           4,290

                                                   Pennsylvania State Higher Educational Facilities Authority,
                                                   College and University Revenue Bonds (Temple University):
                    AAA       Aaa         2,750      7.40% due 10/01/2010 (b)                                                2,884
                    NR*       VMIG1++     2,300      VRDN, 3.90% due 10/01/2009 (a)                                          2,300

                    AAA       Aaa         2,000    Philadelphia, Pennsylvania, Water and Wastewater Revenue
                                                   Refunding Bonds, 5% due 6/15/2019 (b)                                     1,812

                    AAA       Aaa         3,500    Pittsburgh, Pennsylvania, Water and Sewer Authority, Water and Sewer
                                                   System Revenue Bonds (First Lien), Series A, 5.60% due 9/01/2022 (c)      3,457

                    AAA       Aaa         3,000    Seneca Valley, Pennsylvania, School District, UT, 5.85%
                                                   due 2/15/2020 (c)                                                         3,013

                    BBB+      NR*         2,650    Sharon, Pennsylvania, Regional Health System Authority, Hospital
                                                   Revenue Bonds (Sharon Regional Health Systems Project), Series B,
                                                   6.875% due 12/01/2022                                                     2,661

                    AAA       Aaa         2,000    Solanco, Pennsylvania, School District Revenue Bonds, UT, 6.30%
                                                   due 2/15/2014 (c)                                                         2,092

                    AAA       Aaa         4,050    Southeastern, Pennsylvania, Transportation Authority, Pennsylvania
                                                   Special Revenue Bonds, Series A, 5.75% due 3/01/2020 (c)                  4,018

                    A1+       P1            700    York County, Pennsylvania, IDA, PCR, Refunding (Philadelphia
                                                   Electric Company), VRDN, Series A, 3.80% due 8/01/2016 (a)                  700


Puerto Rico--1.9%   AAA       Aaa         1,500    Commonwealth of Puerto Rico, GO, YCN, 7.792% due 7/01/2020 (e) (f)        1,506


                                                   Total Investments (Cost--$76,626)--101.1%                                80,244

                                                   Liabilities in Excess of Other Assets--(1.1%)                              (877)
                                                                                                                           -------
                                                   Net Assets--100.0%                                                      $79,367
                                                                                                                           =======

                    (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
                    (b)MBIA Insured.
                    (c)FGIC Insured.
                    (d)AMBAC Insured.
                    (e)FSA Insured.
                    (f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
                    (g)Prerefunded.
                    (h)Connie Lee Insured.
                      *Not Rated.
                     ++Highest short-term rating by Moody's Investors Service, Inc.
                    Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                    See Notes to Financial Statements.



STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                        As of October 31, 1995
Assets:                 Investments, at value (identified cost--$76,626,025) (Note 1a)                                 $80,244,225
                        Receivables:
                          Interest                                                                     $ 1,401,638
                          Securities sold                                                                  356,000       1,757,638
                                                                                                       -----------
                        Deferred organization expenses (Note 1e)                                                            35,133
                        Prepaid expenses and other assets                                                                    2,319
                                                                                                                       -----------
                        Total assets                                                                                    82,039,315
                                                                                                                       -----------
Liabilities:            Payables:
                          Securities purchased                                                             353,255
                          Dividends to shareholders (Note 1f)                                               99,258
                          Investment adviser (Note 2)                                                       32,500         485,013
                                                                                                       -----------
                        Accrued expenses and other liabilities                                                           2,187,547
                                                                                                                       -----------
                        Total liabilities                                                                                2,672,560
                                                                                                                       -----------

Net Assets:             Net assets                                                                                     $79,366,755
                                                                                                                       ===========

Capital:                Capital Shares (unlimited number of shares authorized) (Note 4):
                          Preferred Shares, par value $.10 per share (1,100 shares of AMPS* issued
                          and outstanding at $25,000 per share liquidation preference)                                 $27,500,000
                          Common Shares, par value $.10 per share (4,019,033 shares issued and
                          outstanding)                                                                 $   401,903
                        Paid-in capital in excess of par                                                55,723,495
                        Undistributed investment income--net                                               273,304
                        Accumulated realized capital losses on investments--net (Note 5)                (8,150,147)
                        Unrealized appreciation on investments--net                                      3,618,200
                                                                                                       -----------
                        Total--Equivalent to $12.91 net asset value per Common Share
                        (market price--$11.875)                                                                         51,866,755
                                                                                                                       -----------
                        Total capital                                                                                  $79,366,755
                                                                                                                       ===========

                       *Auction Market Preferred Shares.

                        See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                        For the Year Ended October 31, 1995
Investment              Interest and amortization of premium and discount earned                                       $ 4,711,788
Income (Note 1d):

Expenses:               Investment advisory fees (Note 2)                                              $   382,546
                        Professional fees                                                                   74,718
                        Commission fees (Note 4)                                                            69,757
                        Accounting services (Note 2)                                                        41,868
                        Printing and shareholder reports                                                    41,091
                        Trustees' fees and expenses                                                         23,705
                        Listing fees                                                                        21,807
                        Transfer agent fees                                                                 15,413
                        Amortization of organization expenses (Note 1e)                                     12,798
                        Custodian fees                                                                       9,178
                        Pricing fees                                                                         5,382
                        Other                                                                               27,705
                                                                                                       -----------
                        Total expenses before reimbursement                                                725,968
                        Reimbursement of expenses (Note 2)                                                 (88,380)
                                                                                                       -----------
                        Total expenses after reimbursement                                                                 637,588
                                                                                                                       -----------
                        Investment income--net                                                                           4,074,200
                                                                                                                       -----------

Realized &              Realized loss on investments--net                                                               (3,458,573)
Unrealized Gain (Loss)  Change in unrealized appreciation/depreciation on investments--net                               8,950,224
on Investments--Net                                                                                                    -----------
(Notes 1b, 1d & 3):     Net Increase in Net Assets Resulting from Operations                                           $ 9,565,851
                                                                                                                       ===========

                        See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                    For the Year Ended October 31,
                        Increase (Decrease) in Net Assets:                                              1995              1994
Operations:             Investment income--net                                                       $ 4,074,200       $ 4,189,336
                        Realized loss on investments--net                                             (3,458,573)       (4,691,570)
                        Change in unrealized appreciation/depreciation on investments--net             8,950,224        (7,585,261)
                                                                                                     -----------       -----------
                        Net increase (decrease) in net assets resulting from operations                9,565,851        (8,087,495)
                                                                                                     -----------       -----------

Dividends &             Investment income--net:
Distributions to          Common Shares                                                               (3,026,364)       (3,431,314)
Shareholders              Preferred Shares                                                            (1,062,765)         (792,473)
(Note 1f):              Realized gain on investments--net:
                          Common Shares                                                                       --          (231,439)
                          Preferred Shares                                                                    --           (35,547)
                                                                                                     -----------       -----------
                        Net decrease in net assets resulting from dividends and distributions
                        to shareholders                                                               (4,089,129)       (4,490,773)
                                                                                                     -----------       -----------

Capital Share           Offering and underwriting costs resulting from the issuance of
Transactions            Preferred Shares                                                                      --           (12,965)
(Notes 1e & 4):         Value of shares issued to Common Shareholders in reinvestment of dividends
                        and distributions                                                                     --         1,112,255
                                                                                                     -----------       -----------
                        Net increase in net assets derived from capital share transactions                    --         1,099,290
                                                                                                     -----------       -----------

Net Assets:             Total increase (decrease) in net assets                                        5,476,722       (11,478,978)
                        Beginning of year                                                             73,890,033        85,369,011
                                                                                                     -----------       -----------
                        End of year*                                                                 $79,366,755       $73,890,033
                                                                                                     ===========       ===========

                       *Undistributed investment income--net                                         $   273,304       $   288,233
                                                                                                     ===========       ===========

                        See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                        The following per share data and ratios have been derived
                        from information provided in the financial statements.                                     For the Period
                                                                                  For the Year Ended October 31,   July 30, 1993++
                        Increase (Decrease) in Net Asset Value:                      1995             1994        to Oct. 31, 1993
Per Share               Net asset value, beginning of period                     $    11.54       $    14.70          $    14.18
Operating                                                                        ----------       ----------          ----------
Performance:            Investment income--net                                         1.01             1.05                 .25
                        Realized and unrealized gain (loss) on
                        investments--net                                               1.37            (3.08)                .64
                                                                                 ----------       ----------          ----------
                        Total from investment operations                               2.38            (2.03)                .89
                                                                                 ----------       ----------          ----------
                        Less dividends and distributions to Common
                        Shareholders:
                          Investment income--net                                       (.75)            (.86)               (.13)
                          Realized gain on investments--net                              --             (.06)                 --
                                                                                 ----------       ----------          ----------
                        Total dividends and distributions to Common
                        Shareholders                                                   (.75)            (.92)               (.13)
                                                                                 ----------       ----------          ----------
                        Capital charge resulting from issuance of
                        Common Shares                                                    --               --                (.05)
                                                                                 ----------       ----------          ----------
                        Effect of Preferred Share activity:++++
                          Dividends and distributions to Preferred
                          Shareholders:
                            Investment income--net                                     (.26)            (.20)               (.03)
                            Realized gain on investments--net                            --             (.01)                 --
                          Capital charge resulting from issuance of
                          Preferred Shares                                               --               --                (.16)
                                                                                 ----------       ----------          ----------
                        Total effect of Preferred Share activity                       (.26)            (.21)               (.19)
                                                                                 ----------       ----------          ----------
                        Net asset value, end of period                           $    12.91       $    11.54          $    14.70
                                                                                 ==========       ==========          ==========
                        Market price per share, end of period                    $   11.875       $   10.875          $    15.00
                                                                                 ==========       ==========          ==========

Total                   Based on market price per share                              16.58%          (22.20%)               .92%+++
Investment                                                                       ==========       ==========          ==========
Return:**               Based on net asset value per share                           19.44%          (15.76%)              4.62%+++
                                                                                 ==========       ==========          ==========

Ratios to               Expenses, net of reimbursement                                 .83%             .51%                .90%*
Average                                                                          ==========       ==========          ==========
Net Assets:***          Expenses                                                       .95%             .86%                .90%*
                                                                                 ==========       ==========          ==========
                        Investment income--net                                        5.33%            5.24%               5.27%*
                                                                                 ==========       ==========          ==========

Supplemental            Net assets, net of Preferred Shares, end of period
Data:                   (in thousands)                                           $   51,867       $   46,390          $   57,869
                                                                                 ==========       ==========          ==========
                        Preferred Shares outstanding, end of period
                        (in thousands)                                           $   27,500       $   27,500          $   27,500
                                                                                 ==========       ==========          ==========
                        Portfolio turnover                                           73.19%           93.00%              22.31%
                                                                                 ==========       ==========          ==========

Dividends               Investment income--net                                   $      966       $      721          $      119
PerShare on
Preferred Shares
Outstanding:++++++


                       *Annualized.
                      **Total investment returns based on market value,
                        which can be significantly greater or lesser than
                        the net asset value, may result in substantially
                        different returns. Total investment returns exclude
                        the effects of sales loads.
                     ***Do not reflect the effect of dividends to Preferred
                        Shareholders.
                      ++Commencement of Operations.
                    ++++The Fund's Preferred Shares were issued on September 2, 1993.
                  ++++++Dividends per share have been adjusted to reflect a
                        two-for-one stock split.
                     +++Aggregate total investment return.

                        See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniVest Pennsylvania Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Com-mon Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MVP. The follow-ing is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily avail-able are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valua-tions furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in vari-ous portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the con-tract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated invest-ment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provi-sion is required.

(d) Security transactions and investment income--Security trans-actions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organiza-tion expenses are amortized on a straight-line basis over a five-year period. Direct expenses relating to the public offering of the Fund's Common and Preferred Shares were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of
FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets. For the year ended October 31, 1995, FAM earned fees of $382,546, of which $88,380 was volun-tarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $53,593,300 and $52,525,924, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:

                                             Realized        Unrealized
                                              Losses           Gains

Long-term investments                      $(3,194,034)      $3,618,200
Financial futures contracts                   (264,539)              --
                                           -----------       ----------
Total                                      $(3,458,573)      $3,618,200
                                           ===========       ==========

As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $3,618,200, of which $4,111,464 related to appreciated securities and $493,264 related to depreciated securities. The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $76,626,025.

4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of holders of Common Shares.

Common Shares
For the year ended October 31, 1995, shares issued and outstanding remained constant at 4,019,033. At October 31, 1995, total paid-in capital amounted to $56,125,398.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods.
The yield in effect at October 31, 1995 was 3.75%.

A two-for-one stock split occurred on December 1, 1994. As a result, as of October 31, 1995, there were 1,100 AMPS authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1995, MLPF&S, an affiliate of FAM, earned $62,950 as commissions.

5. Capital Loss Carryforward:
At October 31, 1995, the Fund had a capital loss carryforward of approximately $7,591,000, of which $4,474,000 expires in 2002, and $3,117,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 13, 1995, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.062522 per share, payable on November 29, 1995 to shareholders of record as of November 24, 1995.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
MuniVest Pennsylvania Insured Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest Pennsylvania Insured Fund as of October 31, 1995, the related state-ments of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period July 30, 1993 (commencement of operations) to October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and signifi-cant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Pennsylvania Insured Fund as of October 31, 1995, the results of its operations, the changes in its net assets, and the finan-cial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 1, 1995
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniVest Pennsylvania Insured Fund during its taxable year ended
October 31, 1995, qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.




PER SHARE INFORMATION (unaudited)


Per Share
Selected Quarterly
Financial Data*
                                         Net       Realized   Unrealized          Dividends/Distributions
                                      Investment    Gains       Gains     Net Investment Income     Capital Gains
For the Quarter                         Income     (Losses)   (Losses)    Common      Preferred   Common  Preferred
November 1, 1993 to January 31, 1994     $.27       $ .03      $ .13       $.22          $.05      $.06      $.01
February 1, 1994 to April 30, 1994        .26        (.46)     (1.93)       .22           .05        --        --
May 1, 1994 to July 31, 1994              .26        (.28)       .54        .21           .05        --        --
August 1, 1994 to October 31, 1994        .26        (.46)      (.65)       .21           .05        --        --
November 1, 1994 to January 31, 1995      .26        (.80)      1.21        .19           .07        --        --
February 1, 1995 to April 30, 1995        .25        (.14)       .43        .19           .06        --        --
May 1, 1995 to July 31, 1995              .25         .05        .17        .18           .07        --        --
August 1, 1995 to October 31, 1995        .25         .03        .42        .19           .06        --        --

                                              Net Asset Value                  Market Price**
For the Quarter                               High       Low                High          Low          Volume***
November 1, 1993 to January 31, 1994        $14.80     $14.06             $15.50        $14.375          175
February 1, 1994 to April 30, 1994           14.74      11.71              15.375        12.625          256
May 1, 1994 to July 31, 1994                 13.10      12.03              13.25         11.875          274
August 1, 1994 to October 31, 1994           12.69      11.54              12.375        10.50           457
November 1, 1994 to January 31, 1995         11.89      10.57              11.00          9.75           845
February 1, 1995 to April 30, 1995           12.54      11.93              12.25         11.00           322
May 1, 1995 to July 31, 1995                 13.03      12.20              12.125        10.875          354
August 1, 1995 to October 31, 1995           12.99      12.27              12.125        11.375          320


  *Calculations are based upon Common Shares outstanding at the end of the quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.